INTEREST IN JOINT VENTURES (Details) - USD ($) $ in Thousands		Dec. 31, 2018	Dec. 31, 2017
Cost of investment in joint ventures		$ 80,474	$ 80,499
Share of post-acquisition loss, net of dividends received		(18,656)	(16,203)
Reclassification to assets classified as held for sale	[1]	(7,258)	0
Carrying amount		$ 54,560	$ 64,296

[1]	These joint venture arrangements are expected to be dissolved in 2019. Accordingly, the carrying amount of the interest in joint ventures have been reclassified to assets classified as held for sale (Note 39).